Income Taxes (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Research and development description	Research and development expenses must be amortized over five years for research performed in the U.S. and 15 years for research performed outside the U.S. Although Congress is considering legislation that would defer the amortization requirement to later years, it is not certain that the provision will be repealed or otherwise modified
Corporate alternative minimum tax	15.00%
Excise tax percentage	1.00%
Effective tax rates	(0.36%)	0.01%
U.S. statutory tax rate	21.00%	21.00%
Federal net operating loss carryforwards (in Dollars)	$ 787